UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TSCAN THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held June 13, 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (the “Company” or “we”), will be held online on June 13, 2023, at 8:00 a.m. Eastern Time. You may attend the meeting virtually via the Internet at www.virtualshareholdermeeting.com/TCRX2023, where you will be able to vote electronically and submit questions. You will need the 16-digit control number included with the Notice of Internet Availability of Proxy Materials being mailed to you separately in order to attend the Annual Meeting. The purpose of the Annual Meeting is the following:

1.

To elect one Class II director to the Company’s board of directors, to serve until the 2026 annual meeting of stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of Class II directors nominated by the board of directors.

Only the Company’s stockholders of record at the close of business on April 17, 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominee for election to the Company’s board of directors, in the accompanying Proxy Statement. The board of directors recommends a vote “FOR” the election of the nominee for Class II director and “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, as disclosed in the accompanying Proxy Statement.

This year, we are following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of the accompanying Proxy Statement and our Annual Report for the fiscal year ended December 31, 2022 (the “2022 Annual Report”). We are mailing the Notice on or about April 25, 2023, and it contains instructions on how to access both our 2022 Annual Report and accompanying Proxy Statement (the “Proxy Materials”) over the Internet. This method provides the Company’s stockholders with expedited access to the Proxy Materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to request a copy of the material(s) for this stockholder meeting, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com.

Whether or not you expect to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting on the Internet as described in the instructions included in the Notice, by telephone by calling 1-800-690-6903 and following the recorded instructions, by internet at www.proxyvote.com, or, if you requested and received a paper copy of our Proxy Materials, by signing, dating and returning the enclosed proxy card. If you vote your shares on the Internet or by telephone, you will need to enter the 16-digit control number provided in the Notice.

Your vote is important regardless of the number of shares you own. If you attend the Annual Meeting online, you may vote your shares during the Annual Meeting virtually via the Internet even if you previously voted your proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By order of the board of directors,

/s/ Gavin MacBeath
Gavin MacBeath, Ph.D.
Acting Chief Executive Officer, Chief Scientific and Operating Officer

Waltham, Massachusetts

April 25, 2023

TSCAN THERAPEUTICS, INC.

830 Winter Street

Waltham, MA 02451

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 13, 2023

This proxy statement (this “Proxy Statement”) contains information about the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of TScan Therapeutics, Inc. (“TScan,” the “Company,” “we,” “us,” and “our”), which will be held on June 13, 2023, at 8:00 a.m. Eastern Time. The board of directors of the Company (the “board of directors”) is using this Proxy Statement to solicit proxies for use at the Annual Meeting. The mailing address of our principal executive office is TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

In order to attend the Annual Meeting virtually, you must log into the meeting at www.virtualshareholdermeeting.com/TCRX2023. We encourage you to access the Annual Meeting before it begins. Online log-in to access the Annual Meeting will start shortly before the meeting on June 13, 2023. You will be required to enter the control number provided in the Notice of Internet Availability of Proxy Materials (“Notice”) or the proxy card, your name and your email address at www.virtualshareholdermeeting.com/TCRX2023. Beneficial owners of shares held in street name will need to register as well, and also follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Please see the “General Information” section of this Proxy Statement for more details regarding the logistics of the virtual Annual Meeting. You will not be able to attend the Annual Meeting in person.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this Proxy Statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022 (the “2022 Annual Report”) available to stockholders on or about April 25, 2023.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in July 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 13, 2023

This Proxy Statement and our 2022 Annual Report to Stockholders are available for viewing, printing and downloading at www.virtualshareholdermeeting.com/TCRX2023.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the Securities and Exchange Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are also available on the SEC’s website at www.sec.gov.

TSCAN THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this Proxy Statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our Proxy Materials to our stockholders via the Internet. Accordingly, on or about April 25, 2023, we will begin mailing a Notice. Our Proxy Materials, including the Notice of the Annual Meeting, this Proxy Statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and our 2022 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of Proxy Materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our Proxy Materials over the Internet rather than printing and mailing our Proxy Materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about April 25, 2023. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the Annual Meeting, this Proxy Statement, the proxy card and our 2022 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of our Proxy Materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive our Proxy Materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of the Annual Meeting, this Proxy Statement and our 2022 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this Proxy Statement.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 17, 2023.

How many votes can be cast by all stockholders?

There were 19,480,729 shares of our voting common stock, par value $0.0001 per share, outstanding on April 17, 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our voting common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 17, 2023. No stockholders have cumulative voting rights. As of April 17, 2023, there were 4,745,225 shares of non-voting common stock, par value $0.0001 per share, outstanding. The shares of non-voting stock are not entitled to vote on the proposals presented at the Annual Meeting.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, and your shares are registered directly in your name, there are several ways for you to vote your shares.

•

By Internet. You may vote at www.proxyvote.com, or scan the QR barcode on your proxy card, 24 hours a day, seven days a week. Use the internet to transmit your voting instructions and for electronic delivery information. You will need the 16-digit control number included on your Notice. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time, on June 12, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice. Votes submitted by telephone must be received by 11:59 p.m. Eastern Time, on June 12, 2023. Have your proxy card in hand when you call and then follow the instructions

•

By Mail. If you requested and received a paper copy of our Proxy Materials you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by Broadridge Financial Solutions, Inc. not later than June 12, 2023, the day before the Annual Meeting, for your vote to count.

•

During the Annual Meeting. You may vote during the Annual Meeting by going to www.virtualshareholdermeeting.com/TCRX2023 and following the instructions on that website for submitting your vote. You will be required to enter the control number provided in the Notice or the proxy card, your name and your email address. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

Even if you plan to attend our virtual Annual Meeting, we recommend that you vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting. If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares of TScan’s common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this Proxy Statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How can I virtually attend the Annual Meeting?

To attend and participate in the Annual Meeting, stockholders will need to access the live webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/TCRX2023 and enter the control number provided in the Notice along with your name and your email address, and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

The live webcast of the Annual Meeting will begin promptly at 8:00 a.m. Eastern Time on June 13, 2023. We encourage stockholders to log in to this website and access the webcast before the Annual Meeting’s start time. You should allow ample time in advance of the meeting.

Additionally, questions regarding how to attend and participate via the Internet can be answered by following the assistance instructions included at www.virtualshareholdermeeting.com/TCRX2023.

If you wish to submit a question during the Annual Meeting, you may log into, and submit a question on, the virtual meeting platform following the completion of your registration at www.virtualshareholdermeeting.com/TCRX2023 and following the instructions there. Our Annual Meeting will be governed by the Annual Meeting’s Rules of Conduct, which will address the ability of stockholders to ask questions during the meeting and rules for how questions will be recognized and addressed. The Annual Meeting’s Rules of Conduct will be available on www.virtualshareholdermeeting.com/TCRX2023 prior to the Annual Meeting.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any shareholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (i) following the instructions on the Notice and submitting a new vote by Internet, telephone or mail using the procedures described in the “How do I vote?” section above before the applicable deadline, (ii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (iii) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our corporate secretary or sent to our principal executive offices at TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our amended and restated bylaws (the “bylaws”) provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. There were 19,480,729 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 9,740,365 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your nominee how to vote your shares, your nominee may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. Proposal 1 is considered to be “non-routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on the proposal in the absence of your voting instructions. Conversely, Proposal 2 is considered to be “routine” under New York Stock Exchange rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposal 2.

What votes are required for each proposal?

The vote required, and the method of calculation, for each proposal at our Annual Meeting is described below.

Proposal	Vote Required	Discretionary Voting Permitted?
Election of Director	Plurality	No
Ratification of appointment of Deloitte & Touche LLP	Majority	Yes

“Discretionary Voting Permitted” means that brokers will have discretionary voting authority with respect to shares held in street name for their clients, even if the broker does not receive voting instructions from their client.

“Majority” means a majority of the votes properly cast for and against such matter.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the nominee receiving the highest number of votes, in person or by proxy, will be elected as director.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our amended and restated certificate of incorporation (the “certificate of incorporation”) or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the director nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominee receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access our proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and be received not later than December 27, 2023. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

OVERVIEW OF PROPOSALS

This Proxy Statement contains two (2) proposals requiring stockholder action. Proposal 1 requests the election of one (1) Class II director to our board of directors. Proposal 2 requests the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Our board of directors currently consists of six (6) members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three (3) classes: Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Timothy Barberich and Stephen Biggar, M.D., Ph.D., and their terms will expire at the annual meeting of stockholders to be held in 2025;

•	the Class II directors are Katina Dorton, J.D., M.B.A. and Ittai Harel, and their terms will expire at the Annual Meeting; and

•	the Class III directors are Gabriela Gruia, M.D. and Barbara Klencke, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Katina Dorton, J.D., M.B.A. for election as a Class II director at the Annual Meeting. The nominee is presently a director and has indicated a willingness to continue to serve as director, if elected. If the nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

After careful consideration and evaluation, the board of directors has decided not to fill the vacancy on the board of directors created by the expiration of the term of Ittai Harel at the Annual Meeting. Accordingly, after the Annual Meeting Mr. Harel will cease to be a director of the Company and our board of directors will consist of five members.

The composition of our board of directors currently includes three (3) individuals who are diverse under the Nasdaq listing rule regarding board diversity, as presented in the below Board Diversity Matrix. Under the Nasdaq listing rule, directors who self-identify (i) as female, (ii) as a member of an underrepresented minority, or (iii) as a member of the LGBTQ+ community are defined as being diverse.

Board Diversity Matrix as of April 25, 2023

Total Number of Directors	6
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	3
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background	1

In addition to the information presented below regarding each of the nominees and continuing directors’ specific experience, qualifications, attributes and skills that our board of directors and our nominating and corporate governance committee considered in determining that they should serve as a director, we also believe that each of our directors has demonstrated business acumen, integrity and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors.

Nominee for Election as Class II Director

The following table identifies our director nominee and sets forth her principal occupation and business experience during the last five years and her age as of March 31, 2023.

Name	Positions and Offices Held with TScan	Director Since	Age
Katina Dorton, J.D., M.B.A.	Director	2021	65

Katina Dorton, J.D., M.B.A. has served as a member of our board of directors since March 2021. Ms. Dorton also serves as a member of the board of directors and as chair of the audit committee of Fulcrum Therapeutics, Inc., since January 2020, and as a member of the board of directors of Sonoma Biotherapeutics, Inc., a private biotechnology company, since August 2022. In addition, Ms. Dorton was a member of the board of directors of US Ecology, Inc., from 2014 to 2022 until its acquisition by Republic Services, Inc. Ms. Dorton also served as a member of the board of directors and chair of the audit committee of Pandion Therapeutics, Inc., a biopharmaceutical company, from 2020 until its acquisition by Merck & Co., Inc., in 2021. Previously, Ms. Dorton held CFO positions at several biotechnology companies, including Nodthera Inc., a company developing medicines to inhibit the NLRP3 inflammasome from 2020 to 2022, Repare Therapeutics Inc., a synthetic lethality and DNA repair-focused oncology company from 2019 to 2020, AVROBIO, Inc., a lentiviral gene therapy company from 2017 through 2018, and Immatics GmbH, a biotechnology company from 2015 through 2017. Earlier in her career, Ms. Dorton served as a Managing Director in investment banking for Morgan Stanley and Needham & Company and as an attorney at Sullivan & Cromwell. Ms. Dorton received her J.D. from the University of Virginia School of Law, her M.B.A. from George Washington University and her B.A. from Duke University. We believe that Ms. Dorton is qualified to serve on our board of directors due to her extensive leadership experience in multiple publicly-traded and privately-held pharmaceutical and biotechnology companies, and expertise in developing, financing and providing executive leadership in numerous biopharmaceutical companies.

The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Our board of directors recommends voting “FOR” the election of Katina Dorton, J.D., M.B.A. , as the Class II director, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2026.

Directors Continuing in Office

The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2023.

Name	Position and Offices Held with TScan	Director Since	Class and Year in Which Term Will Expire	Age
Timothy Barberich	Chair of the Board of Directors	2019	Class I – 2025	75
Stephen Biggar, M.D., Ph.D.	Director	2021	Class I – 2025	52
Gabriela Gruia, M.D.	Director	2021	Class III – 2024	66
Barbara Klencke, M.D.	Director	2023	Class III – 2024	65

Class I Directors (Term Expires at 2025 Annual Meeting)

Timothy Barberich has served as a member of our board of directors since March 2019 and as the chair of our board of directors since March 2021. Mr. Barberich is a founder and former Chairman and Chief Executive Officer of Sepracor Inc. (“Sepracor”), a publicly traded, research-based, pharmaceutical company based in Marlborough, Massachusetts, currently called Sunovion Pharmaceuticals Inc., which was acquired by Dainippon Sumitomo Pharma Co., Ltd. in 2009. He co-founded Sepracor in 1984 and served as Chief Executive Officer from 1984 to May 2007 and as Chairman of the Board from 1990 to 2009. He currently serves on the board of directors of Frequency Therapeutics, Inc. and Gila Therapeutics, Inc. He also previously served on the boards of directors of Versicor Inc. and Verastem, Inc., and of Neurovance Inc, Inotek Pharmaceuticals, Inc., HeartWare International, Inc., Tokai Pharmaceuticals, BioSphere Medical, Inc., BioNevia Pharmaceuticals and GeminX Pharmaceuticals until each company was acquired. Mr. Barberich has also served on the board of trustees of Boston Medical Center and the board of the Pharmaceutical Research and Manufacturers’ Association. Prior to founding Sepracor, Mr. Barberich spent 10 years as a senior executive at Bedford, Massachusetts-based Millipore Corporation. Mr. Barberich is a graduate of Kings College and holds a Bachelor of Science degree in Chemistry. We believe that Mr. Barberich is qualified to serve as a member of our board of directors due to his significant experience in the development and commercialization of pharmaceutical products, his leadership experience at other pharmaceutical companies and his service on other boards of directors.

Stephen Biggar, M.D., Ph.D. has served as a member of our board of directors since March 2021. Dr. Biggar is a partner at Baker Bros. Advisors LP (“Baker Bros.”), a biotechnology-focused investment advisor to fund partnerships whose investors are primarily endowments and foundations. Dr. Biggar joined Baker Bros. in April 2000. Dr. Biggar serves on the boards of Kiniksa Pharmaceuticals, Ltd., and Acadia Pharmaceuticals Inc. Dr. Biggar received an M.D. and a Ph.D. in Immunology from Stanford University and received a B.S. in Genetics from the University of Rochester. We believe that Dr. Biggar is qualified to serve as a member of our board of directors due to his extensive experience in the life sciences industry.

Class III Directors (Term Expires at 2024 Annual Meeting)

Gabriela Gruia, M.D. has served as a member of our board of directors since May 2021. Dr. Gruia founded Gabriela Gruia Consulting, LLC in January 2021. Prior to that, Dr. Gruia served as the Chief Development Officer at Ichnos Sciences Inc. from February 2020 to January 2021, where she oversaw several key functions including Regulatory Sciences, Clinical Operations, Clinical Pharmacology, Biostatistics and Drug Safety. Prior to her time at Ichnos Sciences Inc., Dr. Gruia served as Senior Vice President and Head of Regulatory Affairs for Novartis Oncology from February 2008 through February 2020, where she was responsible for leading the oncology regulatory affairs organization. Dr. Gruia has served on the boards of directors for Tessa Therapeutics, Inc. since January 2021 and Molecular Templates, Inc. since March 2022. Dr. Gruia received her doctorate in medicine from Bucharest Medical School in Romania and has a Masters in Breast Pathology and Mammography from Rene Huguenin/Curie Institute Cancer Center in Paris, France. She received her training in oncology and hematology from Rene Descartes University in Paris, France. We believe that Dr. Gruia is qualified to serve as a member of our board of directors due to her extensive leadership experience in the life sciences industry.

Barbara Klencke, M.D. has served as a member of our board of directors since April 2023. Dr. Klencke has served as the Chief Medical and Chief Development Officer of Sierra Oncology Inc., a publicly traded clinical-stage biopharmaceutical company since 2015. Concurrently, she was an independent board member of Lexent Bio from 2017 until the company’s acquisition by Foundation Medicine in 2020. In addition, Dr. Klencke has been a member of the board of directors of eFFECTOR Therapeutics, Inc since 2021 and Immune-Onc, Inc since 2022. From 2011 to 2015, Dr. Klencke served as SVP, Global Development, at Onyx Pharmaceuticals, which was acquired by Amgen Inc., in 2013. She also led a variety of both early- and late-stage oncology programs while at Genentech, Inc. from 2003 to 2011. She completed Internal Medicine and Hematology/Oncology training at the University of California, San Francisco and remained there as an Assistant Professor of Medicine in Oncology focusing on clinical research from 1995 to 2002. Dr. Klencke holds a B.S. from Indiana University and an M.D. from the University of California, Davis. We believe that Dr. Klencke is qualified to serve as a member of our board of directors due to her significant scientific expertise in biotechnology.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. Except as described in “Corporate Governance—Board Composition,” there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at TScan and their ages as of March 31, 2023.

Name	Position and Offices Held with TScan	Officer Since	Age
Gavin MacBeath, Ph.D.	Acting Chief Executive Officer, Chief Scientific and Operating Officer	2018	53
Brian Silver, J.D.	Chief Financial Officer and Treasurer	2021	54
Debora Barton, M.D.	Chief Medical Officer	2022	47
Zoran Zdraveski, J.D., Ph.D.	Chief Legal Officer and Secretary	2021	53

Gavin MacBeath, Ph.D. has served as our acting Chief Executive Officer since March 2023 and as our Chief Scientific and Operating Officer since December 2018. He has two decades of experience in academia and industry, founding companies and driving research from early-stage discovery through drug approval. Prior to joining us, Dr. MacBeath served as the Chief Scientific Officer at Abpro Corporation from March 2017 to July 2018, where he advanced T cell-engaging bispecific antibodies through pre-clinical development. Previously, Dr. MacBeath served as Co-founder and SVP of Discovery at Merrimack Pharmaceuticals, Inc. from February 2014 to October 2016. Dr. MacBeath began his career in academia, where he served as the first fellow at Harvard’s Bauer Center for Genomics Research, as an Assistant Professor and later Associate Professor in the Department of Chemistry & Chemical Biology at Harvard University, and as Lecturer and Principal Investigator at Harvard Medical School. Dr. MacBeath received his undergraduate degree from the University of Manitoba, his Ph.D. from The Scripps Research Institute, and postdoctoral training with Dr. Stuart Schreiber at Harvard University.

Brian Silver, J.D. has served as our Chief Financial Officer and Treasurer since May 2021. Prior to such time, Mr. Silver was a member of our board of directors since December 2020. Mr. Silver served as the Chief Financial Officer and Head of Corporate Development of Freeline Therapeutics Holdings plc (“Freeline”), a systemic gene therapy company focused on inherited rare disorders, from November 2018 to April 2021. Before joining Freeline, Mr. Silver was a partner in the healthcare group of Perella Weinberg Partners L.P., a leading independent global advisory firm, from August 2013 to November 2018. Prior to that, Mr. Silver held a variety of positions in Morgan Stanley’s investment banking division, most recently as a managing director in the healthcare group, from March 1998 to July 2013. Before that Mr. Silver was an investment banking associate at Salomon Brothers, Inc. from August 1997 to March 1998 and a corporate associate at Sullivan & Cromwell LLP from August 1994 through July 1997. Mr. Silver received an A.B. with honors from Harvard College and a J.D. with honors from the University of Chicago Law School.

Debora Barton, M.D. has served as our Chief Medical Officer since July 2022. Prior to joining TScan, Dr. Barton served as the Chief Medical Officer of Carisma Therapeutics, Inc. from November 2019 to June 2022, where she was responsible for clinical development, clinical operations, medical affairs, and safety. Previously Dr. Barton was the Senior Vice President, Head of Clinical, Head of Safety at Iovance Biotherapeutics, Inc. (“Iovance”), from May 2018 to November 2019, where she oversaw several Phase 2 studies in solid tumors and led clinical efforts related to regulatory interactions. Prior to Iovance, Dr. Barton held positions of increasing responsibility at biotech and pharmaceutical companies including various positions at Advanced Accelerator Applications (acquired by Novartis January 2018) from September 2016 to May 2018. Dr. Barton is a board-certified clinical oncologist (M.D.), and a board member for the American Cancer Society, the Tigerlily Foundation (medical advisory board), a national breast cancer foundation providing advocacy and support for young women before, during and after breast cancer, and Arovella Therapeutics Ltd (non-executive director). She holds an M.D. degree from Pontificia Universidade Catolica Sao Paulo and completed her fellowship in oncology at Federal University of Sao Paulo in Brazil.

Zoran Zdraveski, J.D., Ph.D. has served as our Chief Legal Officer and Secretary since September 2021. Dr. Zdraveski has more than 20 years of experience in the legal field in the biopharmaceutical industry. Prior to joining TScan, Dr. Zdraveski held various executive roles at Magenta Therapeutics, Inc. (“Magenta”) from April 2017 until April 2021, most recently serving as Chief Legal and Technology Operations Officer and Secretary, where he established the legal team and managed all aspects of legal, intellectual property and compliance both before and after Magenta’s 2018 initial public offering. Before Magenta, he served as Vice President and Associate General Counsel at Epizyme Inc. (“Epizyme”), from July 2012 to April 2017, where he established the legal team and managed all aspects of legal, intellectual property and compliance both before and after Epizyme’s 2013 initial public offering. Prior to joining Epizyme, he held patent counsel positions at Ironwood Pharmaceuticals, Inc. from April 2011 to July 2012 and Genzyme Therapeutics, from September 2009 to April 2011. Dr. Zdraveski holds an M.S. in Chemistry and a B.F.A. and B.A. in Art and Chemistry from Southern Methodist University, a J. D. from Suffolk University Law School, and a Ph.D. in Biochemistry from the Massachusetts Institute of Technology.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TScan’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte has served as TScan’s independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting TScan’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Deloitte as TScan’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of TScan and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

TScan incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2022 and 2021.

Fee Category	Fiscal Year 2022 ($)	Fiscal Year 2021 ($)
Audit Fees(1)	505,812	1,215,808
Audit-Related Fees(2)	30,000	—
Tax Fees(3)	—	—
All Other Fees(4)	1,895	—

Total Fees	537,707	1,215,808

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q and fees related to our IPO, including comfort letters and consents.

(2)	Audit-related fees consist of services that are normally provided in connection with registration statements filed with the SEC.
(3)	Tax fees consist of fees for tax compliance, advice and tax services. There were no tax fees in fiscal years 2022 and 2021.
(4)	All other fees disclosed in this table were related to the fees for access to technical accounting software resource provided by Deloitte during the fiscal year ended 2022.

Audit Committee Pre-Approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2022 and 2021 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

Our board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte as TScan’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board of directors.

•	Nominees should have the ability to assist and support management and make significant contributions to TScan’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be received in writing by our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. As such, the nominating and corporate governance committee does not have a formal policy with regard to the consideration of any director candidates recommended by stockholders. If our board of directors determines to nominate a stockholder recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Arrangements Relating to the Nomination of Directors

In connection with our Series C convertible preferred stock financing described in the “Certain Relationships and Related Party Transactions” section of this Proxy Statement, we entered into a nominating agreement with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”), which was subsequently amended and restated on April 22, 2021, pursuant to which, among other things, we agreed to support the nomination of, and cause our board of directors (or the nominating committee thereof) to include in the slate of nominees recommended to our stockholders for election as directors at each annual or special meeting of our stockholders at which directors are to be elected, one person designated from time to time by the BBA Funds, subject to the requirements of fiduciary duties under applicable law and the terms and conditions of such nominating agreement. The nominating agreement only applies during the period beginning at the closing of our IPO and for the three years thereafter, as long as (1) the BBA Funds and their affiliates, collectively, beneficially own at least 75% of the Series C convertible preferred stock purchased by the BBA Funds in such Series C convertible preferred stock financing, or such number of shares of our common stock issued upon conversion of such number of shares of Series C convertible preferred stock (in either case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification or similar transaction), and (2) the BBA Funds and their affiliates, collectively, beneficially own at least two percent of our then outstanding voting common stock.

Director Independence

Applicable Nasdaq Stock Market LLC (“Nasdaq”) rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that compensation committee members satisfy independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors must consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including: the source of compensation to the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all current members of the board of directors are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than five percent of our common stock. There are no family relationships among any of our directors or executive officers. David Southwell, who served as a director until March 2023, was not an independent director under these rules because he was the President and Chief Executive Officer of TScan until Mr. Southwell’s employment with us terminated effective as of March 27, 2023.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee and nominating and corporate governance committee is posted on the corporate governance section of our website www.tscan.com.

Audit Committee

Timothy Barberich, Katina Dorton and Ittai Harel serve on the audit committee, which is chaired by Ms. Dorton. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Ms. Dorton as an “audit committee financial expert,” as defined under the applicable rules of the SEC. Effective immediately following the Annual Meeting, Mr. Harel will cease to be a member of the audit committee and the board of directors will determine a replacement member for the audit committee. During the fiscal year ended December 31, 2022, the audit committee met five times. The audit committee assists our board of directors with its oversight of the integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of our risk assessment and risk management. Among other things, our audit committee is responsible for reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures. The audit committee also discusses with our management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope and timing of the annual audit of our financial statements, and the results of the audit, quarterly reviews of our financial statements and, as appropriate, initiates inquiries into certain aspects of our financial affairs. Our audit committee is responsible for establishing and overseeing procedures for the receipt, retention and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters. In addition, our audit committee has direct responsibility for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. Our audit committee has sole authority to approve the hiring and discharging of our independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. Our audit committee reviews and oversees all related person transactions in accordance with our policies and procedures.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Stephen Biggar, Timothy Barberich and Katina Dorton serve on the compensation committee, which is chaired by Dr. Biggar. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation committee met four times. Our compensation committee assists our board of directors with its oversight of the forms and amount of compensation for our executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of our compensation and equity and non-equity incentive plans for employees and other service providers and certain other matters related to our compensation programs. The compensation committee, among other responsibilities, evaluates the performance of our chief executive officer and, in consultation with him, evaluates the performance of our other executive officers (including officers reporting under Section 16 of the Exchange Act).

Nominating and Corporate Governance Committee

Timothy Barberich, Stephen Biggar and Ittai Harel serve on the nominating and corporate governance committee, which is chaired by Mr. Barberich. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules.

Immediately following the Annual Meeting, Mr. Harel will cease to be a member of the nominating and corporate governance committee and the board of directors will determine a replacement member for the nominating and corporate governance committee. During the fiscal year ended December 31, 2022, the nominating and corporate governance committee held one meeting. The nominating and corporate governance committee assists our board of directors with its oversight of and identification of individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors, and selects, or recommends that our board of directors selects, director nominees; develops and recommends to our board of directors a set of corporate governance guidelines; leads the annual performance review of the board of directors, its committees and management; and oversees any related matters required by federal securities laws.

The nominating and corporate governance committee considers candidates for board membership suggested by its members and the chief executive officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this Proxy Statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. However, we do not have a formal policy concerning the diversity of the board of directors. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background, race and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Board and Committee Meetings Attendance

The full board of directors met six times during 2022. During 2022, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are responsible for attending the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers, directors and employees. Our insider trading policy expressly prohibits purchases of any derivative securities that provide the economic equivalent of ownership.

Code of Conduct

We have adopted a written code of conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the code is posted on the corporate governance section of our website, which is located at https://ir.tscan.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer, and we plan to keep these roles separate. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of TScan

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o TScan Therapeutics, Inc.

Attn: Director 830 Winter Street Waltham, MA 02451

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier or other interested party.

A copy of any such written communication may also be forwarded to TScan’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with TScan’s legal counsel, with independent advisors, with non-management directors, or with TScan’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by TScan regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. TScan has also established a toll-free telephone number for the reporting of such activity, which is (833) 412-2332.

EXECUTIVE COMPENSATION

Our named executive officers for the fiscal year ended December 31, 2022, are:

•	David Southwell, our former President, Chief Executive Officer and Director,

•	Brian Silver, J.D., our Chief Financial Officer and Treasurer, and

•	Gavin MacBeath, Ph.D., our acting Chief Executive Officer, Chief Scientific and Operating Officer.

Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)(5)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)(6)	All Other Compensation ($)(3)	Total ($)(8)
David Southwell(4)	2022	622,239	1,169,353	342,232	8,920	2,142,743
Former President, Chief Executive Officer and Director	2021	564,452	1,923,650	310,449	8,935	2,807,486

Brian Silver, J.D.(7)	2022	480,000	910,937	192,000	18,187	1,601,123
Chief Financial Officer and Treasurer	2021	305,000	2,739,017	122,000	16,969	3,182,986

Gavin MacBeath, Ph.D.	2022	450,000	711,554	188,000	12,173	1,361,727
Acting Chief Executive Officer, Chief Scientific and Operating Officer	2021	400,000	618,001	160,000	11,839	1,189,840

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the named executive officers during fiscal year 2022, calculated in accordance with ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in Note 6 to our financial statements for the year ended December 31, 2022, which are included in our Form 10-K filed with the SEC on March 8, 2023. The amounts reported in this column reflect the accounting cost for the stock options and does not correspond to the actual economic value that may be received upon exercise of the stock option or any sale of any of the underlying shares of common stock.

(2)

Represents performance-based cash bonuses awarded to our named executive officers. See “Narrative Disclosures to the Summary Compensation Table —Non-Equity Incentive Plan Compensation” below for a description of this compensation.

(3)

The amounts for 2022 represents certain benefits paid to the named executive officers, including commuting reimbursement for Mr. Silver, reimbursement for long term disability insurance for the named executive officers, payment of domestic partner medical benefits for Mr. Southwell, and Company matching contributions to 401(k) plan for Dr. MacBeath and Mr. Silver.

(4)	Mr. Southwell was also a member of our board of directors but did not receive any additional compensation in his capacity as a director.
(5)

Salary amounts for 2021 were updated from the amounts previously reported in the Company’s proxy statement filed on April 21, 2022 (“2022 Proxy Statement’) in order to reflect salary amounts actually earned for services in 2021. Due to an administrative error, salary payable to Mr. Southwell was erroneously omitted from his 2021 salary payments, but was corrected in the first quarter of 2022.

(6)

Amounts for “Non-Equity Incentive Plan Compensation” in 2021 were updated to reflect amounts that were not properly reported in the 2022 Proxy Statement. For Mr. Southwell, the amounts reported for 2021 reflect an adjustment to performance-based cash bonus resulting from an administrative error that was corrected in the first quarter of 2022.

(7)

Mr. Silver was appointed our Senior Vice President and Chief Financial Officer on May 3, 2021. Prior to that, Mr. Silver was a member of our board of directors and was granted an option to purchase 48,780 shares in connection with his service as a director.

(8)

Total amounts for 2021 were updated from the amounts previously reported in the 2022 Proxy Statement for Mr. Southwell and Mr. Silver. The total amount for Mr. Southwell reflects the adjustment to his base salary (see Footnote 5 and 6 above). The total amount reported for Mr. Silver in 2021 had erroneously included his annualized base salary instead of the amount actually earned and has been adjusted accordingly.

Narrative to Summary Compensation Table

Base salaries and annual incentive opportunities

The base salaries of all of our named executive officers are reviewed from time to time and adjusted when our board of directors or its compensation committee determines an adjustment is appropriate. For our 2022 fiscal year, the base salary for Mr. Southwell was $622,239, Mr. Silver was $480,000 and Dr. MacBeath was $430,000 (increased to $470,000, effective as of July 1, 2022).

Each of our named executive officers is eligible to earn an incentive bonus each fiscal year, with such bonus awarded based on individual performance goals, as well as achievement of corporate goals related to our product development and advancement of pre-clinical studies established by our chief executive officer and approved by our board of directors. During our fiscal year ended December 31, 2022, our named executive officers were eligible to earn cash incentive bonuses based on a combination of corporate and individual goals. We require that participants continue to be employed through the payment date to receive a bonus. For our 2022 fiscal year, Mr. Southwell’s annual bonus target was 55% of his base salary, Mr. Silver’s annual bonus target was 40% of his base salary, and Dr. MacBeath’s annual bonus target was 40% of his base salary.

Pursuant to agreements with us, Mr. Southwell was, and each of Mr. Silver and Dr. MacBeath are, eligible to receive certain acceleration benefits in the event of our change in control, as described in the footnotes to the “Outstanding equity awards at the year ended December 31, 2022” table and under the “Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control” section below.

Equity compensation

We offer stock options to our employees, including our named executive officers, as the long-term incentive component of our compensation program. Our stock options allow our employees to purchase shares of our common stock at a price equal to the fair market value of our common stock on the date of grant. In the past, our board of directors or compensation committee has determined the fair market value of our common stock based on inputs including valuation reports prepared by third party valuation firms. Generally, our stock options granted to new hires have vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months.

Employee benefits and perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as are full-time employees generally. We generally do not provide our named executive officers with perquisites or other personal benefits.

Retirement benefits

We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Internal Revenue Code. We are responsible for administrative costs of the 401(k) plan. We match 100% of every dollar contributed up to four percent of salary, subject to certain limitations under the Internal Revenue Code.

Outstanding equity awards at the year ended December 31, 2022

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2022.

		Option Awards
Name	Vesting Commencement Date	Number of securities underlying unexercised options exercisable (#)		Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)	Option expiration date
David Southwell	10/9/2018	121,350	(1)(2)	—	1.97	10/8/2028
	10/9/2018	21,161	(1)(2)	—	1.97	2/4/2029
	12/5/2019	150,616	(1)(2)	50,206	2.46	12/17/2029
	1/25/2021	248,449-	(1)(2)	270,055	5.82	1/26/2031
	1/18/2022	—	(1)(2)	275,000	4.85	1/18/2032
	7/25/2022	—	(1)(2)	100,000	3.27	7/25/2032
Brian Silver, J.D.	1/25/2021	24,390	(1)(2)(3)	24,390	5.82	1/27/2031
	5/3/2021	99,132	(1)(2)	151,309	15.00	7/15/2031
	1/18/2022		(1)(2)	115,000	4.85	1/18/2032
	7/25/2022		(1)(2)	220,000	3.27	7/25/2032
Gavin MacBeath, Ph.D.	12/3/2018	35,302	(1)(2)	—	1.97	1/24/2029
	12/5/2019	38,669	(1)(2)	13,906	2.46	12/18/2029
	1/25/2021	79,818-	(1)(2)	86,759	5.82	1/27/2031
	1/18/2022		(1)(2)	140,000	4.85	1/18/2032
	7/25/2022		(1)(2)	100,000	3.27	7/25/2032

(1)	25% of the shares vest on the first anniversary of the vesting commencement date, and 1/48th of the shares vest upon the completion of each month of continuous service thereafter.
(2)	If we are subject to a change of control, then 100% of any unvested shares subject to this option shall immediately vest.
(3)	Includes an option to purchase 48,780 shares of our common stock, granted in connection with his service as a director.

Employment agreements

Agreements with Our Named Executive Officers and Potential Payments upon Termination or Change of Control

We currently maintain employment agreements with each of Mr. Silver and Dr. MacBeath, as summarized below. The employment agreements provide for at-will employment and, other than in the context of a termination without cause or a resignation for good reason (as such terms are defined in the employment agreements), may be terminated at any time. The severance and acceleration benefits that Mr. Silver and Dr. MacBeath are entitled to are summarized below. Because Mr. Southwell’s employment with us terminated effective as of March 27, 2023, the severance benefits to which he is entitled under his separation agreement with us are described below under section titled “Separation Agreement with David Southwell.”

Separation Agreement with David Southwell

We previously entered into an employment agreement with Mr. Southwell (as amended, the “Southwell Employment Agreement”), who served as our President and Chief Executive Officer and as a member of our board of directors from October 9, 2018 to March 27, 2023. The Southwell Employment Agreement provided for an annual base salary and annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics that was approved and updated by our board of directors on an annual basis.

In connection with the termination of Mr. Southwell’s employment with us, effective as of March 27, 2023, we and Mr. Southwell entered into a separation agreement (the “Southwell Separation Agreement”). Pursuant to the Separation Agreement, Mr. Southwell will receive severance benefits as set forth in his Employment Agreement, which are equal to (i) salary continuation at his base salary rate for eighteen months following the separation and (ii) payment of the employer share of COBRA premiums for up to eighteen months. Such severance benefits are conditioned upon Mr. Southwell’s executing and not revoking a general release of all claims that he may have against us. Our obligation to make severance payments during the applicable severance period will cease immediately upon Mr. Southwell’s (i) breach of his restrictive covenants or (ii) acceptance of any paid employment or consulting engagement during any period in which we are obligated to make such payments. In addition, Mr. Southwell’s options to acquire shares of our common stock will be treated as set forth in his underlying stock option agreements. Mr. Southwell is subject to our standard non-disclosure, non-competition and assignment of intellectual property agreement, which contains 12-month post-termination non-solicitation and non-competition provisions.

Agreements with Brian Silver

We entered into an employment agreement with Brian Silver. Pursuant to the terms of the employment agreement, Mr. Silver joined us as our Senior Vice President and Chief Financial Officer on May 3, 2021. Mr. Silver is eligible to receive an annual base salary and is also eligible to receive an annual performance bonus of a specified percentage of his annual base salary, subject to his achievement of certain performance metrics to be approved and updated by our board of directors on an annual basis.

The employment agreement also provides Mr. Silver with severance benefits if the Company terminates his employment without cause or if Mr. Silver resigns for good reason equal to (i) salary continuation at his base salary for 12 months following the separation and (ii) COBRA premiums coverage for up to 12 months. If such separation without cause or for good reason occurs in the three months prior to a change of control or within 12 months at or following a change of control, then Mr. Silver will be entitled to a lump sum cash payment equal to (i) one times (x) his base salary plus (y) his annual target bonus plus (ii) his pro rata target bonus for the number of days worked in the fiscal year of such separation. Such severance payments are conditioned upon Mr. Silver executing a general release of all claims that he may have against the Company. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon (i) Mr. Silver’s material breach of the proprietary information and inventions agreement between him and the Company or (ii) Mr. Silver’s acceptance of any paid employment or consulting engagement during any period in which the Company is obligated to make such payments, and Mr. Silver is obligated to inform the Company in the event that he has accepted any such paid employment or consulting engagement.

Pursuant to the employment agreement, Mr. Silver was granted an option, subject to the execution of the underwriting agreement for the IPO, immediately following the effective time of that registration statement, to purchase 250,441 shares of our common stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization), subject to the approval of our board of directors or its compensation committee. The exercise price per share of such option was the IPO price. Such option is subject to the terms and conditions applicable to options granted under our 2021 Plan, as described in such plan and the applicable stock option agreement. Such option will vest with respect to 25% of the shares subject to it after 12 months of continuous service following Mr. Silver’s employment start date, and the balance will vest in equal monthly installments over the next 36 months of continuous service, as will be described in the applicable stock option agreement. Additionally, Mr. Silver was also granted an option to purchase 48,780 shares of our common stock for his service as a director that is described in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table” and that will continue to vest during his continuous service as an employee. If Mr. Silver’s employment is terminated without cause or for good reason within the three months prior to a change of control or within 12 months at or following a change of control, any unvested shares or equity awards shall immediately vest.

“Cause” is defined in the employment agreement as (a) any material breach by Mr. Silver of any agreement to which he and the Company are both parties that is injurious to the Company; (b) gross negligence in the performance of, or a willful failure to perform, Mr. Silver’s services to the Company, which breach, negligence or failure, as applicable, is not cured within thirty (30) days following written notice by the Company; (c) commission by Mr. Silver of a felony or other crime involving moral turpitude; or (d) willful misconduct by Mr. Silver which has, or could reasonably be expected to have, a material adverse effect upon the business, interests or reputation of the Company.

“Resignation for Good Reason” is defined in the employment agreement as a separation as a result of Mr. Silver’s resignation within 12 months after one of the following conditions has come into existence without Mr. Silver’s consent: (a) material diminution in Mr. Silver’s compensation (except for across-the-board reductions affecting the Company’s similarly situated employees generally); (b) a material diminution in Mr. Silver’s title, duties, authority and responsibilities within the Company, including without limitation no longer reporting to the Company’s Chief Executive Officer; (c) the relocation of Mr. Silver’s principal workplace by more than 50 miles away from any Company office; or (d) a material breach of the Company’s obligation under any agreement between the Company and Mr. Silver. A “Resignation for Good Reason” shall not be deemed to have occurred unless Mr. Silver gives the Company written notice of the condition within 60 days after the condition comes into existence and the Company fails to remedy the condition within 30 days after receiving the Mr. Silver’s written notice.

Mr. Silver also entered into our standard proprietary information and inventions agreement, which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional one year if Mr. Silver engages in any activity in violation of such provisions.

Agreements with Gavin MacBeath, Ph.D.

We entered into an offer letter with Dr. MacBeath on November 28, 2018, that was replaced with a new employment agreement, effective as of April 23, 2021. Pursuant to the terms of the employment agreement, Dr. MacBeath receives an annual base salary also is also eligible to receive an incentive performance bonus of a specified percentage of his annual base salary, which bonus amount shall be determined by our board of directors and dependent on the achievement of specific company, team and individual performance objectives.

The employment agreement also provides Dr. MacBeath with severance benefits if the Company terminates his employment without cause or resigns for good reason, equal to (i) salary continuation at his base salary for twelve months following the separation and (ii) payment of the employer share of COBRA premiums for up to twelve months, subject to Dr. MacBeath executing a general release of claims against the Company. If such separation without cause or for good reason occurs within the three months prior or 12 months following a change of control, then Dr. MacBeath will be entitled to a lump sum payment equal to one (1) times his base salary plus annual target bonus, plus pro-rata target bonus and payment COBRA premiums for up to twelve months. If the Company is subject to a change of control and in the three months prior or twelve months following Dr. MacBeath is terminated without cause or resigns for good reason, then 100% of any unvested shares or equity awards shall immediately vest and be non-forfeitable. The Company’s obligation to make severance payments during the applicable severance period will cease immediately upon Dr. MacBeath’s (i) breach of his restrictive covenants (described below) or (ii) acceptance of any paid employment or consulting engagement during any period in which the Company is obligated to make such payments.

“Cause” is defined in the offer letter as (a) any material breach by Dr. MacBeath of any agreement to which he and the Company are both parties to and that is injurious to the Company; (b) substantial negligence in the performance of, or substantial failure to perform, his services to the Company, which breach, negligence or failure, as applicable, is not cured within 30 days following written notice by the Company; (c) commission by Dr. MacBeath of a felony or other crime involving moral turpitude; or (d) willful misconduct by Dr. MacBeath which has, or could reasonably be expected to have, a material adverse effect upon the business, interests or reputation of the Company.

“Resignation for Good Reason” is defined in the offer letter as a separation as a result of Dr. MacBeath’s resignation after one of the following conditions has come into existence without Dr. MacBeath’s consent: (a) a material diminution in his compensation (except for across-the-board reductions affecting the Company’s similarly situated employees generally), (b) a material diminution in Dr. MacBeath’s title, duties, authority and responsibilities within the Company, or (c) a material breach of the Company’s obligations under any agreement between the Company and Dr. MacBeath; provided in each case that “Good Reason” shall not exist unless Dr. MacBeath has given written notice to the Company within 60 days of the initial existence of the event(s) giving rise to such Good Reason, including specific details regarding such event(s), and unless the Company has thereafter failed to cure such event(s) within 30 days after delivery of such written notice.

In addition, on December 31, 2018, Dr. MacBeath entered into our standard proprietary information and inventions agreement, which contains one-year post-termination non-solicitation and non-competition provisions, provided that such one-year period will automatically be extended for an additional year following the separation date if Dr. MacBeath breaches a fiduciary duty to the Company or unlawfully takes, physically or electronically, any property belonging to the Company. In the event of Dr. MacBeath’s termination without cause or resignation for good reason in the three months prior to or 12 months following a change in control, then the restrictive covenants are no longer enforceable.

In connection with the termination of Mr. Southwell’s employment with us, Dr. MacBeath was appointed as our acting Chief Executive Officer, effective as of March 28, 2023.

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders(1)(2)	5,230,537	$5.35	1,886,125
Equity compensation plans not approved by security holders	—	—	—

Total	5,230,537	$5.35	1,886,125

(1)	Includes the following plans: our 2018 Equity Incentive Plan (the “2018 Plan”), our 2021 Equity Incentive Plan (the “2021 Plan”) and our 2021 Employee Stock Purchase Plan (the “2021 ESPP”).
(2)

As of December 31, 2022, a total of 3,278,048 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan which number excludes the 969,038 shares that were added to the plan as a result of the automatic annual increase on January 1, 2023. The 2021 Plan provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on

January 1, 2023, by four percent of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2018 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2018 Plan. As of December 31, 2022, a total of 347,085 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 242,259 shares that were added to the plan as a result of the automatic annual increase on January 1, 2023. The 2021 ESPP provides that the number of shares reserved and available for issuance under the plan will automatically increase each January 1, beginning on January 1, 2023, by the lesser of 242,259 shares of our common stock, one percent of the outstanding number of shares of our common stock on the immediately preceding December 31 or such number of shares as determined by our board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Director Compensation

The table below shows all compensation earned by or paid to our non-employee directors during 2022. David Southwell, our former president and chief executive officer, did not receive any compensation for his service as director. The compensation received by Mr. Southwell during 2022 is set forth in the section of this Proxy Statement captioned “Executive Compensation—Summary Compensation Table” and, consequently, is not included in this table.

Name(3)	Fees earned or paid in cash ($)	Option awards ($)(1)(2)	All other compensation ($)	Total ($)
Timothy Barberich	61,500	20,086	—	81,586
Stephen Biggar, M.D., Ph.D.	56,000	20,086	—	76,086
Katina Dorton, J.D., M.B.A.	61,000	20,086	—	81,086
Gabriela Gruia, M.D.	40,000	20,086	—	60,086
Ittai Harel	51,500	20,086	—	71,586

(1)

The amounts in this column represent the aggregate grant date fair value of option awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Note 6 to our financial statements for the year ended December 31, 2022, which are included in our Form 10-K filed with the SEC on March 8, 2023. See Note 6 of the notes to our consolidated financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of our assumptions made in determining the grant date fair value of our equity awards.

(2)

As of December 31, 2022, our non-employee directors held outstanding stock options as follows: Mr. Barberich (options to purchase 57,036 shares), Dr. Biggar (options to purchase 9,146 shares), Ms. Dorton (options to purchase 57,926 shares), Dr. Gruia (options to purchase 27,438 shares), and Mr. Harel (options to purchase 9,146 shares).

Non-Employee Director Compensation

We pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of each committee receives a higher retainer for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chairperson Additional Annual Fee
Board of Directors	$40,000	$—
Audit Committee	7,500	7,500
Compensation Committee	6,000	6,000
Nominating and Corporate Governance Committee	4,000	4,000

We also reimburse our non-employee directors for reasonable out-of-pocket expenses incurred by our non-employee directors in connection with attending our meetings of the board of directors and committees thereof.

In addition, each new non-employee director elected to our board of directors will be granted an option to purchase 9,146 shares of our common stock on the date of such director’s election or appointment to the board of directors, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: thirty-six equal monthly installments following the grant date. On the date of each annual meeting of stockholders of our company, each non-employee director will be granted an additional option to purchase 9,146 shares of our common stock, which will vest in the following manner, subject to the director’s continued service on our board of directors through such vesting date: in full upon the earlier to occur of the first anniversary of the date of grant or the date of the next annual meeting.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this Proxy Statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, one percent of the average of our total assets amounts at December 31, 2021 and 2022) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Series C Convertible Preferred Stock Financing

In January 2021, we issued and sold an aggregate of 8,553,168 shares of our Series C convertible preferred stock at a cash purchase price of $11.70 per share for an aggregate purchase price of approximately $100 million. Each share of Series C convertible preferred stock converted into one share of common stock immediately prior to the completion of the IPO. The table below sets forth the number of shares of Series C convertible preferred stock sold to our directors, executive officers and holders of more than five percent of our capital stock:

Investor	Shares of Series C convertible preferred stock	Total purchase price
Entities affiliated with 6 Dimensions Capital(1)	256,594	$3,000,000
Entities affiliated with Bessemer Venture Partners(1)	171,063	2,000,000
Entities affiliated with Alphabet, Inc.(1)	102,638	1,200,000
Entities affiliated with Longwood Fund IV, L.P.(1)	171,063	2,000,000
Novartis Bioventures Ltd.(2)	273,701	3,200,000
Entities affiliated with Pitango HealthTech Fund I, L.P.(1)	256,594	3,000,000
Entities affiliated with Baker Bros. Advisors LP(1)	3,960,811	46,308,065
JMD III Holdings Limited(1)	1,282,976	15,000,000

(1)	See “Principal Stockholders” for additional information about shares held by these entities.
(2)	At the time of such transaction, these entities held 5% or more of a class of our capital stock.

Agreements with Our Stockholders

In connection with our preferred stock financings prior to our IPO, we entered into an investors’ rights agreement, voting agreement, right of first refusal agreement and product interest rights agreement, in each case, with the purchasers of our preferred stock and certain holders of our common stock. All of the material provisions of these agreements terminated immediately prior to the completion of our IPO, other than the provisions relating to registration rights, which continued in effect following the completion of our IPO and entitle the holders of such rights to demand that we file a registration statement, subject to certain limitations, and to request that their shares be covered by a registration statement that we are otherwise filing.

License Agreements

Collaboration and License Agreement with Novartis

On March 27, 2020, we entered into a Collaboration and License Agreement (the “Novartis Agreement”) with Novartis Institutes for BioMedical Research, Inc. (“Novartis”). Pursuant to the Novartis Agreement, we have received an aggregate of $20.0 million of cash representing the upfront payment and research funding totaling $10 million. We granted Novartis options to obtain exclusive, worldwide licenses to certain target antigens identified in performance of the Novartis Agreement and corresponding T-cell receptors for such target antigens. Novartis can exercise each option by paying us $10.0 million and can exercise up to three options (each target antigen for which Novartis exercises an option, the “Optioned Program”).

For each Optioned Program, as between the parties, Novartis is solely responsible for the clinical development of such Option Program. Novartis is required to pay us up to an aggregate of $230.0 million upon achievement of certain clinical milestones and milestones for the first commercial sale in certain countries with respect to products directed to the corresponding target antigen for each Optioned Program. Novartis is also required to pay us up to an aggregate of $260.0 million upon achievement of certain annual net sales milestones for products directed to the corresponding target antigen for each Optioned Program. In addition, for each Optioned Program, Novartis is required to pay us, on a product-by-product and country-by-country basis, tiered royalties in the low-single-digit to mid-single-digit percentage on Novartis’, its affiliates’ and sublicensees’ net sales of certain products directed to target antigens for each Optioned Program and a percentage in the mid-single-digits to low-teens on Novartis’ net sales of products directed to such antigens and containing a T-cell receptor we identified to Novartis in our performance of the Novartis Agreement, subject to certain customary reductions. Royalties will be payable on a product-by-product and country-by-country basis during the period of time commencing on the first commercial sale of an applicable product in a country and ending upon the later of: (a) 10 years from the date of first commercial sale of such product in such country; (b) expiration of the last-to-expire valid claim of patents licensed by us to Novartis under the Novartis Agreement covering the manufacture, use or sale of such product in such country; or (c) the expiration of any regulatory or marketing exclusivity in such country with respect to such product (the “Royalty Term”). The Novartis Agreement shall continue until: (a) if all options expire unexercised, the expiration of the last to expire option or (b) if any options are exercised, on a product-by-product and country-by-country basis for each Optioned Program, upon the expiration of the Royalty Term for all products associated with such Optioned Program in such country. Novartis may terminate the Novartis Agreement entirely or on a program-by-program basis at any time for convenience upon 90 days’ notice, but Novartis will be required to pay any payment obligations incurred prior to termination.

Nominating Rights and Registration Rights Agreements with the BBA Funds

In connection with our Series C convertible preferred stock financing, we entered into a nominating agreement with Baker Brothers Life Sciences, L.P. and 667, L.P. (collectively, the “BBA Funds”) which was subsequently amended and restated on April 22, 2021, pursuant to which, among other things, we agreed to support the nomination of, and cause our board of directors (or the nominating committee thereof) to include in the slate of nominees recommended to our stockholders for election as directors at each annual or special meeting of our stockholders at which directors are to be elected, one person designated from time to time by the BBA Funds, subject to the requirements of fiduciary duties under applicable law and the terms and conditions of such nominating agreement. The agreement only applies during the period beginning at the closing of our IPO and for the three years thereafter, as long as (1) the BBA Funds and their affiliates, collectively, beneficially own at least 75% of the Series C convertible preferred stock purchased by the BBA Funds in such Series C convertible preferred stock financing, or such number of shares of our common stock issued upon conversion of such number of shares of Series C convertible preferred stock (in either case, as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification or similar transaction), and (2) the BBA Funds and their affiliates, collectively, beneficially own at least two percent of our then outstanding voting common stock.

Also in connection with our Series C convertible preferred stock financing, we entered into a Registration Rights Agreement with the BBA Funds, pursuant to which, among other things, we agreed to provide the BBA Funds with certain “resale” registration rights and related “piggy-back” rights.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by our audit committee. This policy became effective on July 15, 2021. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed the lesser of (i) $120,000 and (ii) one percent of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director, or greater than five percent beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

As appropriate for the circumstances, the audit committee will review and consider, among other things:

•	the related person’s interest in the related person transaction;

•	the approximate dollar amount involved in the related person transaction;

•	the approximate dollar amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the business purpose for entering into a transaction with a related person versus an unrelated third party; and

•	any other material information regarding the transaction or the related person’s interest in the transaction.

Limitation of Liability and Indemnification of Officers and Directors

Our certificate of incorporation contains provisions that limit the liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for the following:

•	any breach of their duty of loyalty to our company or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or

•	any transaction from which they derived an improper personal benefit.

Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to that amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

In addition, our bylaws provide that we will indemnify, to the fullest extent permitted by law, any person who is or was a party or is threatened to be made a party to any action, suit or proceeding by reason of the fact that he or she is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise. Our bylaws provide that we may indemnify to the fullest extent permitted by law any person who is or was a party or is threatened to be made a party to any action, suit, or proceeding by reason of the fact that he or she is or was one of our employees or agents or is or was serving at our request as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Our bylaws also provide that we must advance expenses incurred by or on behalf of a director or officer in advance of the final disposition of any action or proceeding, subject to very limited exceptions.

We have entered into and in the future plan to enter into agreements to indemnify our directors and executive officers. These agreements, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our voting common stock as of March 31, 2023, by:

•	each of our directors;

•	each of our named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than five percent of our voting common stock.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 19,480,729 shares of our voting common stock outstanding as of March 31, 2023.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our voting common stock. Shares of our voting common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2023 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Greater-than-five Percent Stockholders:
Entities affiliated with Baker Bros. Advisors LP(1)	2,784,792	14.30%
Entities affiliated with Longwood Fund IV, L.P.(2)	2,315,423	11.89%
Entities affiliated with K2 HealthVentures Equity Trust LLC(3)	2,099,809	10.78%
Entities affiliated with BlackRock, Inc.(4)	1,513,946	7.77%
Entities affiliated with Bessemer Venture Partners(5)	1,245,505	6.39%
Entities affiliated with Pitango HealthTech Fund I, L.P.(6)	1,079,985	5.54%
Entities affiliated with Alphabet, Inc.(7)	1,077,080	5.53%
Named Executive Officers and Directors:
David Southwell, former President, Chief Executive Officer and Director(8)	879,741	4.52%
Brian Silver, J.D., Chief Financial Officer and Treasurer(9)	225,909	1.16%
Gavin MacBeath, Ph.D., acting Chief Executive Officer, Chief Scientific and Operating Officer (10)	273,367	1.40%
Debora Barton, M.D., Chief Medical Officer	—	—
Zoran Zdraveski, J.D., Ph.D., Chief Legal Officer and Secretary(11)	95,549	*
Timothy Barberich, Director(12)	44,961	*
Stephen Biggar, M.D., Ph.D., Director	—	—
Katina Dorton, J.D., M.B.A., Director(13)	26,422	*
Gabriela Gruia, M.D., Director(14)	15,243	*
Ittai Harel, Director	—	—
Barbara Klencke, Director(15)	50,000	*
All executive officers and directors as a group (10 persons)(16)	1,611,192	8.27%

*	Represents beneficial ownership of less than one percent.
(1)

Information herein is based solely on a Schedule 13D filed by Baker Bros. Advisors LP (“BBA”), Baker Bros. Advisors (GP) LLC (“BBA-GP”), Felix J. Baker and Julian C. Baker with the SEC on July 22, 2021. Consists of (i) 104,698 shares of voting common stock held by 667, L.P. (“667”) and (ii) 1,320,302 shares of voting common stock held by Baker Brothers Life Sciences, L.P. (“Baker Life Sciences” and together with 667, the “BBA Funds”). BBA is the management company and investment adviser to the BBA Funds and has complete and unlimited discretion and authority with respect to the BBA Funds’ investments and voting power over investments. BBA-GP is the sole general partner of BBA. The managing members of BBA-GP are Julian C. Baker and Felix J. Baker. BBA-GP, Felix J. Baker, Julian C. Baker and BBA may be deemed to be beneficial owners of the securities held by the BBA Funds. The address for the above referenced entities and individuals is 860 Washington Street, 3rd Floor, New York, NY 10014.

(2)

Information herein is based solely on a Schedule 13G filed by Longwood Fund IV, L.P. (“Longwood IV”), Longwood Fund IV GP, LLC (“Longwood IV GP”) and Christoph H. Westphal with the SEC on February 10, 2022. Consists of (i) 914,634 shares of voting common stock held by Christoph H. Westphal, (ii) 121,951 shares of voting common stock held by Christoph H. Westphal’s spouse, Sylvia Westphal, and (iii) 1,278,838 shares of voting common stock held by Longwood IV. Longwood IV GP is the general partner of Longwood IV. Longwood IV GP may be deemed to have sole voting and dispositive power over the shares held by Longwood. Each of Richard Aldrich and Christoph Westphal, M.D., Ph.D. are managers of Longwood GP and may be deemed to share voting and dispositive power over of the securities held by Longwood. The address for the above referenced entities and individuals is 800 Boylston St., Suite 1555, Boston, MA 02199.

(3)

Information herein is based solely on a Schedule 13G filed by K2 HealthVentures Equity Trust LLC (“K2HV”), Parag Shah and Anup Arora with the SEC on September 9, 2022. Consists of 2,099,809 shares of voting common stock subject to the convertible term loans held by K2HV that are exercisable within 60 days of March 31, 2023. Pursuant to its loan and security agreement with the Company, dated September 9, 2022, K2HV has the right to acquire up to 2,099,809 shares of voting common stock upon conversion of the convertible term loans of up to $60,000,000 that K2HV extended to the Company. K2HV may be deemed to have sole voting and dispositive power over the shares held by K2HV. Each of Parag Shah and Anup Arora serves as a managing member of K2HV and may be deemed to share voting and dispositive power over of the securities held by K2HV. The address for the above referenced entities and individuals is 855 Boylston Street, 10th Floor, Boston, MA 02116.

(4)

Information herein is based solely on a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 3, 2023. Consists of 1,513,946 shares of voting common stock held by BlackRock, over which it holds sole voting and dispositive power. The address for the above referenced entity is 55 East 52nd Street, New York, NY 10055.

(5)

Information herein is based solely on a Schedule 13G filed by Deer IX & Co. Ltd. (“Deer IX Ltd”), Deer IX & Co. L.P. (“Deer IX LP”), Bessemer Venture Partners IX L.P. (“BVP IX”) and Bessemer Venture Partners IX Institutional L.P. (“BVP IX Institutional”) with the SEC on February 14, 2022. Consists of (i) 691,505 shares of voting common stock held by BVP IX and (ii) 554,000 shares of voting common stock held by BVP IX Institutional. Deer IX Ltd. is the general partner of Deer IX LP. Deer IX LP is the sole general partner of BVP IX and BVP IX Institutional. Deer IX Ltd may be deemed to beneficially the securities held by BVP IX and BVP IX Institutional. The address for the above referenced entities and individuals is c/o Bessemer Venture Partners 1865 Palmer Avenue, Suite 104, Larchmont, NY 10583.

(6)

Information herein is based solely on a Schedule 13G filed by Pitango HealthTech Fund I, L.P., Pitango HealthTech Fund I—Israel L.P., Pitango HealthTech Principals Fund I, L.P. (collectively, the “Pitango Funds”) and Pitango H.T. Fund I, L.P. (“Pitango GP”) with the SEC on February 14, 2022. Consists of (i) 1,049,896 shares of voting common stock held by Pitango HealthTech Fund I, L.P., (ii) 7,498 shares of voting common stock held by Pitango HealthTech Fund I—Israel L.P. and (iii) 22,591 shares of voting common stock held by Pitango HealthTech Principals Fund I, L.P. Pitango GP serves as the sole general partner for each of the Pitango Funds, and possesses shared voting and dispositive power with respect to the securities held by the Pitango Funds. The partners of Pitango GP are two individuals and seven private companies that are each owned by one of the following individuals— Guy Ezekiel, Ittai Harel, Ayal Itzkovitz, Eyal Niv, Isaac Hillel, Rami Kalish, Aaron Mankovski, Chemi Peres and Zeev Binman (the “Pitango Principals”). The Pitango Principals may therefore be deemed to possess shared voting and dispositive power with respect to all shares of common stock held by the Pitango Funds. The address for the above referenced entities and individuals is 11 HaMenofim St., Building B, Herzliya, 4672562, Israel.
(7)

Information herein is based solely on a Schedule 13G filed by GV 2017, L.P., GV 2017 GP, L.P., GV 2017 GP, L.L.C., GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc., and Alphabet Inc. filed with the SEC on February 14, 2022. Consists of (i) 641,848 shares of voting common stock held by GV 2017, L.P. and (ii) 435,232 shares of voting common stock held by GV 2019, L.P. GV 2017 GP, L.P. (the general partner of GV 2017, L.P.), GV 2017 GP, L.L.C. (the general partner of GV 2017 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2017 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC), and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote the shares held directly by GV 2017, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the sole member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the sole member of Alphabet Holdings LLC), and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote the shares held directly by GV 2019, L.P. The address for the above referenced entities and individuals is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(8)

Consists of (i) 171,569 shares of voting common stock held by Mr. Southwell and (ii) 708,172 shares of voting common stock subject to options held by Mr. Southwell that are vested and exercisable within 60 days of March 31, 2023. Effective as of March 27, 2023, Mr. Southwell resigned from his position as our Chief Executive Officer and President and a member of our board of directors.

(9)

Consists of (i) 32,885 shares of voting common stock held by Mr. Silver and (ii) 193,024 shares of voting common stock subject to options held by Mr. Silver that are vested and exercisable within 60 days of March 31, 2023.

(10)

Consists of (i) 49,767 shares of voting common stock held by Dr. MacBeath and (ii) 223,600 shares of voting common stock subject to options held by Dr. MacBeath that are vested and exercisable within 60 days of March 31, 2023. Effective as of March 28, 2023, Dr. MacBeath was appointed as our acting Chief Executive Officer.

(11)

Consists of (i) 4,716 shares of voting common stock held by Dr. Zdraveski and (ii) 90,833 shares of voting common stock subject to options held by Dr. Zdraveski that are vested exercisable within 60 days of March 31, 2023.

(12)	Consists of 44,961 shares of voting common stock subject to options held by Mr. Barberich that are vested and exercisable within 60 days of March 31, 2023.
(13)	Consists of 26,422 shares of voting common stock subject to options held by Ms. Dorton that are vested and exercisable within 60 days of March 31, 2023.
(14)	Consists of 15,243 shares of voting common stock subject to options held by Dr. Gruia that are vested and exercisable within 60 days of March 31, 2023.
(15)

Consists of (i) 25,000 shares of voting common stock held by Dr. Klencke and (ii) 25,000 shares of voting common stock held by the Klencke Huestis Trust, for which Dr. Klencke serves as co-trustee along with her spouse.

(16)	See notes 8 through 15 above.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of TScan’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of TScan’s independent registered public accounting firm, (3) the performance of TScan’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of TScan’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of TScan’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of TScan for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee has received written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of TScan be included in TScan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF TSCAN THERAPEUTICS, INC.

Katina Dorton, J.D., M.B.A., Chair

Ittai Harel

Timothy Barberich

April 25, 2023

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary, telephone: (857) 399-9500. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2024 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 27, 2023. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Such Rule 14a-8 stockholder proposals must be delivered by mail to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2024 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 13, 2024, and no later than March 15, 2024. Stockholder proposals and the required notice should be addressed to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Investor Relations / Corporate Secretary.

Any stockholder recommendation for a director nominee must be submitted to the Company not less than 120 calendar days prior to the date on which the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting. To comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies for the Company’s 2024 annual meeting of stockholders in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 15, 2024.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC is accessible free of charge on our website at www.tscan.com. The Annual Report on Form 10-K contains our audited consolidated balance sheets as of December 31, 2021 and 2022. You can request a copy of our Annual Report on Form 10-K free of charge by sending a written request to TScan Therapeutics, Inc., 830 Winter Street, Waltham, MA 02451, Attention: Corporate Secretary. Please include your contact information with the request.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

TSCAN THERAPEUTICS, INC. 830 WINTER STREET WALTHAM, MA 02451 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on June 12, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/TCRX2023. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on June 12, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Class II director to serve for a three-year term and until her successor has been duly elected and qualified or until her earlier resignation or removal: Nominees 01 Katina Dorton, JD, MBA The Board of Directors recommends you vote FOR the following proposal: 2 To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof. For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Signature (PLEASE SIGN WITHIN BOX) Date Signature (Joint Owners) Date 0000611458_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Proxy Statement are available at www.proxyvote.com TSCAN THERAPEUTICS, INC. Annual Meeting of Stockholders June 13, 2023 8:00 AM ET This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Gavin MacBeath and Brian Silver, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TSCAN THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 8:00 AM ET on June 13, 2023, at the Meeting to be held via internet, www.virtualshareholdermeeting.com/TCRX2023 and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ RECOMMENDATIONS. Continued and to be signed on reverse side 0000611458_2 R1.0.0.6